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                                                                        EX-23.03
                                                                        --------



                                    CONSENT

                                      OF

                   ARA PORTFOLIO MANAGEMENT COMPANY, L.L.C.
                   ---------------------------------------


          ARA Portfolio Management Company, L.L.C. hereby consents to all of the references made to it in the Registration Statement on Form S-1 of ML Global Horizons L.P. as filed with the Securities and Exchange Commission on August 23, 1996.



Dated:  August 22, 1996


                                              ARA PORTFOLIO MANAGEMENT COMPANY,
                                               L.L.C.


                                              By: /s/ A.R. Arulpragasm
                                                  ---------------------------
                                                  A.R. Arulpragasam
                                                  President